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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) FEBRUARY 17, 2006
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                         TOUCHSTONE RESOURCES USA, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                        50228                 33-0967974
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)

                                1600 SMITH STREET
                                   SUITE 5100
                                 HOUSTON, TEXAS                    77002
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                    (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code (713) 784-1113
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On February 17, 2006, Touchstone Resources USA, Inc. (the "Company", "we", or "us"), announced that it has retained Patrick R. Oenbring to serve as the Chief Operating Officer of the Company effective March 1, 2006.

      Patrick R. Oenbring, 54, has over 30 years of experience in the oil and gas industry having held several senior executive management positions at Conoco, Inc. and Occidental Petroleum. Mr. Oenbring began his career in 1974 with Conoco as a process engineer. During his 23 year career with Conoco, Mr. Oenbring held a number of increasingly responsible management positions. These included managing projects in Alaska, the Gulf of Mexico, the North Sea, the Middle East, and the Far East, serving as Vice President, Business Development and Production, of Conoco Canada Ltd. where he was responsible for all production operations, business development activities, property acquisitions and divestitures, serving as Manager of Infrastructure Technology for Conoco's central engineering and construction organization, and Manager of Conoco Energy Nigeria. In 1997, Mr. Oenbring joined Occidental Petroleum as President and General Manager, Occidental Petroleum of Qatar where he had complete operational and P&L responsibility for the Qatar operation as well as overall management responsibility for Occidental's non-operated interests in Yemen and Pakistan. Following Occidental's acquisition of Altura Energy Ltd. in 2000, Mr. Oenbring served as President and General Manager of Occidental Permian, where he managed the due diligence preparation, transition and integration of all personnel and properties of Altura Energy Ltd. into Occidental and managed a three fold increase in drilling activity. During his tenure, Occidental Permian was the largest oil and gas producer in Texas with annual revenues of approximately $1.4 billion.

      After  retiring  from  Occidental  in June  2003,  Mr.  Oenbring  was self employed as an independent consultant to the oil and gas industry until May 2005. During this time, he provided executive management and technical consulting services to various independent oil and gas companies regarding production, operations, optimization, project management and producing property acquisitions. Since May, 2005, Mr. Oenbring has served as Senior Project Manager for Technip Offshore, Inc., a Houston, Texas based engineering and construction firm, where he has managed a large engineering project in offshore Nigeria. Mr. Oenbring earned a Bachelor of Science in Chemical Engineering from the University of Kansas, is a graduate of the University of Pittsburgh executive development program, and is a registered Professional Engineer in the State of Texas.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Touchstone Resources USA, Inc.



Date:   February 17,  2006              By: /s/ Roger Abel
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                                                Roger Abel
                                                Chief Executive Officer


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